AMENDMENT NUMBER THREE
to the
MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT,
dated as of November 1, 2001,
between
UBS WARBURG REAL ESTATE SECURITIES INC.,
and
COUNTRYWIDE HOME LOANS, INC.

This AMENDMENT NUMBER THREE (this "Amendment") is made as of November 1, 2003, between Countrywide Home Loans, Inc., (the "Seller") and UBS Warburg Real Estate Securities Inc., (the "Purchaser"), to the Master Loan Purchase and Servicing Agreement, dated as ofNovember 1, 2001 (as amended, supplemented or otherwise modified from time to time, the "Agreement") between the Purchaser and the Seller.

RECITALS

WHEREAS, the Seller and the Purchaser hereto desire to amend the Agreement subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 2. Amendments. Effective as of November 1, 2003, the Agreement is hereby amended as follows:

(A) Subsection 7.02(xli) of the Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

(xli)

None of the Loans are (a) subject to, covered by or in violation of the Home Ownership and Equity Protection Act of 1994 ("HOEPA"), (b) classified as "high cost," "covered," "high risk home", "threshold," or "predatory" loans under any other applicable state, federal or local law, including any predatory or abusive lending laws (or similarly classified loans using different terminology under a law imposing heightened scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) in violation of any state law or ordinance comparable to HOEPA;

(B) Subsection 7.02(xlii) of the Agreement is hereby amended by deleting that subsection in its entirety and replacing it with the following:

(xlii)

No Borrower was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit. None of the proceeds of the Loan were used to purchase or finance single-premium credit life or disability insurance policies or any comparable insurance from the Seller or an affiliate of the Seller;

(C)Subsection 7.02 of the Agreement is hereby amended by adding the following after Subsection 7.02(xlvii):

(xlviii)

No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46:10B-22 et q.).

(xlix)

With respect to each Mortgage Loan, the Servicer has fully and accurately furnished complete information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations, on a monthly basis and the Servicer for each Mortgage Loan will furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company, on a monthly basis.

(E) Subsection 7.03 of the Agreement is hereby amended by adding the following to the end of the first paragraph of that subsection:

It is understood by the parties hereto that a breach of the representations and warranties made in Subsections 7.02 (xli), (xlv), (xlvi), (xlvii), (xlviii) or (xlix) will be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Purchaser therein.

SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

COUNTRYWIDE HOME LOANS, INC.

By:__________________________

Name:
Title:

UBS WARBURG REAL ESTATE SECURITIES INC.

By:__________________________

Name:

Title:

By:______________________________

Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

COUNTRYWIDE HOME LOANS, INC.

By:_______________________

 Name:
Title:

UBS WARBURG REAL ESTATE SECURITIES INC.

By:______________________________

 Name:
Title:

By:______________________________

 Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

COUNTRYWIDE HOME LOANS, INC. By:________________________________

Name:
Title:

UBS WARBURG REAL ESTATE SECURITIES INC.

By:________________________________

Name:
Title:

By:________________________________

Name:
Title: